UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 371-0387

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On February 15, 2022, Medicine Man Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its previously announced merger between Emerald Fields Merger Sub, LLC, a wholly-owned subsidiary of the Company, and MCG, LLC (“MCG”).

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend the Original Form 8-K to include (i) unaudited financial statements of MCG as of, and for the nine months ended, September 30, 2021, (ii) audited financial statements of MCG as of, and for the year ended, December 31, 2020, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the merger, required by Items 9.01(a) and 9.01(b) of Form 8-K. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filings, nor does it reflect events that may have occurred subsequent to the filing dates of the Original Filings.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of MCG and the notes thereto, for the nine months ended September 30, 2021 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

2. The audited financial statements of MCG and the notes thereto, for the year ended December 31, 2020, are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the merger, is included in Exhibit 99.3 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated November 15, 2021, by and among Medicine Man Technologies, Inc., Emerald Fields Merger Sub, LLC, MCG, LLC, the Members of MCG, LLC, and Donald Douglas Burkhalter and James Gulbrandsen as Member Representatives (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed November 15, 2021 (Commission File No. 000-55450))
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated February 9, 2022, by and among Medicine Man Technologies, Inc., Emerald Fields Merger Sub, LLC, MCG, LLC, the Members of MCG, LLC, and Donald Douglas Burkhalter and James Gulbrandsen as Member Representatives (Incorporated by reference to Exhibit 2.2 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
2.3	Contract to Buy and Sell Real Estate (Commercial), dated January 26, 2022, by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC (Incorporated by reference to Exhibit 2.3 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
2.4	Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC (Incorporated by reference to Exhibit 2.4 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
2.5	Amendment to Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC (Incorporated by reference to Exhibit 2.5 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
2.6	Second Amendment to Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC (Incorporated by reference to Exhibit 2.6 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
2.7	Bill of Sale and Assignment and Assumption Agreement, dated February 9, 2022, by and between Emerald Fields Merger Sub, LLC and 1508 Management, LLC (Incorporated by reference to Exhibit 2.7 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
23.1	Consent of BF Borgers CPA PC
99.1	Press Release, dated January 26, 2022 (Incorporated by reference to Exhibit 99.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed February 15, 2022 (Commission File No. 000-55450))
99.2	MCG, LLC Unaudited Financial Statements for the nine months ended September 30, 2021 and Audited Financial Statements for the year ended December 31, 2020.
99.3	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicine Man Technologies, Inc.

	By:	/s/ Justin Dye
Date: March 30, 2022		Justin Dye, Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Nancy Huber
Nancy Huber, Chief Financial Officer
(Principal Financial and Accounting Officer)

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